UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4, 2016

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification Number)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CNB Financial Corporation (NASDAQ: CCNE), the parent company of CNB Bank, intends to use the materials furnished herewith in one or more meetings with investors and/or analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1 and is furnished herewith pursuant to Item 7.01.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated May 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: May 4, 2016	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation dated May 5, 2016